UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (or Date of Earliest Event Reported): October 28, 2004

                             MIDSOUTH BANCORP, INC.
             (Exact name of registrant as specified in its charter)

          Louisiana                        1-11826                72-1020809
  (State or jurisdiction of       (Commission File Number)      (IRS Employer
incorporation or organization)                               Identification No.)

     102 Versailles Boulevard, Lafayette, Louisiana                  70502
         (Address of principal executive offices)                  (Zipcode)

                                 (337) 237-8343
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 8.01. OTHER EVENTS AND REGULATION FD DISCLOSURE

      On October 28, 2004, MidSouth Bancorp, Inc. (the "Company") issued a press release regarding the Company's earnings for the quarter ended September 30, 2004. The Company's earnings press release, including financial highlights, is attached as Exhibit 99.1.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto authorized.

Dated: October 28, 2004

                                            MIDSOUTH BANCORP, INC.

                                            By: /s/ C. R. Cloutier
                                            President & CEO

                                  EXHIBIT INDEX

Exhibit No.                                Description
-----------                                -----------

99.1 Press Release dated October 28, 2004 announcing earnings for the third quarter of 2004.